SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of Earliest Event Reported): April 10, 2002

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-18348                     06-1209796
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1400 Corporate Center Way, Wellington, Florida                       33414
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

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Item 5.  Other Events.

       BE Aerospace, Inc. issued the press release attached hereto on April 10, 2002. The title and the paragraph under the title; the first bullet point under the heading "Highlights"; the heading and the paragraphs in the section entitled "Fourth Quarter Results"; the heading and the first paragraph in the section entitled "Lower Sales a Key Factor"; the heading, the first sentence of the first paragraph, the first sentence of the second paragraph, the second sentence in the third paragraph and the fourth paragraph in the section entitled "Cost Reduction Program on Track"; the entire section entitled "Fiscal 2002 Review", except the last sentence of the last paragraph; the entire section entitled "Results by Segment"; the heading and the first and third paragraphs of the section entitled "Cash Balances Increased"; the entire section entitled "Strategic and Operating Highlights"; the last three paragraphs in the section entitled "Aftermarket Expected to Lead Recovery"; and the three and 12 month financial statements and the selected financial data after the section entitled "Aftermarket Expected to Lead Recovery" all of which is included in that press release, which appears as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

    (a)      None
    (b)      None
    (c)      Exhibits.

         Exhibit No.       Description
         --------------    --------------
             99.1          Press Release, dated April 10, 2002.

Item 9.  Regulation FD Disclosure.

       The second bullet point and the paragraphs following the second bullet point in the section entitled "Highlights"; the second paragraph of the section entitled "Lower Sales a Key Factor"; the second sentence of the first paragraph, the second sentence of the second paragraph, the first sentence in the third paragraph and the last paragraph in the section entitled "Cost Reduction Program on Track"; the last sentence of the last paragraph of the section entitled "Fiscal 2002 Review"; the second paragraph of the section entitled "Cash Balances Increased"; the entire section entitled "Outlook"; the entire section entitled "Aftermarket Expected to Lead to Recovery", except the last three paragraphs, all of which is included in the press release appearing in Exhibit
99.1 are not filed but are furnished pursuant to Regulation FD.


                                       2

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               -------------------------------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer


Date:    April 11, 2002


                                       3

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                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
---------------            ----------------------------
99.1                       Press Release, dated April 10, 2002



                                       4

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